SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  October 5, 2009

                          AVSTAR AVIATION GROUP, INC.
                          ---------------------------
             (Exact name of registrant as specified in its charter)

       Colorado                      0-30503                   76-0635938
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
of incorporation)

            3600 Gessner, Suite 220, Houston, Texas             77063
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            (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code       (281) 710-7103
                                                  ------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
             Exchange Act   (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

     During November 2009, AvStar Aviation Group, Inc. (the "Company") issued an aggregate of 10.1 million shares of its common stock for the following purposes:

     * 4.0 million shares were issued to Russell Ivy, the Company's president, as a sign-on bonus
     * 2.5 million shares were issued to Greg Noble, the Company's former vice president and a former Company director, as promised compensation for his service as a Company officer
     * 1.5 million shares were issued to Robert Wilson, a Vice President and the Company's Chief Financial Officer, in lieu of cash compensation
     * 1.475 million shares were issued to Henry L. Schulle, an outside consultant, in lieu of cash compensation for past and future services
     * An aggregate of 300,000 shares were issued to the Company's three directors (100,000 shares each) for services as such
     * 250,000 shares were issued to an attorney for legal services previously provided having a value to be determined
     * 75,000 shares were issued to a registered securities broker dealer for services in connection with a capital raising transaction

     The preceding issuances to Messrs. Ivy, Noble and Wilson were made pursuant to Board of Director approval on October 5, 2009 when the Company's common stock closed at a per-share price of $.06.

     During December 2009, the Company issued 723,157 shares of its common stock to Henry L. Schulle in cancellation of debt in the amount of $137,399 owed by the Company to him.

     During January 2010, the Company issued 600,000 shares of its common stock to CMS Capital to resolve temporarily certain disagreements that this firm had with the Company.

     During February 2010, the Company issued 521,052 shares of its common stock to Henry L. Schulle in lieu of cash compensation for past services and another 200,000 shares to reimburse him for certain expenses that he advanced on our behalf.

     All of the issuances of shares described in this Item are claimed to be exempt pursuant to Rule 506 of Regulation D under the Securities Act of 1933 (the "Act"), and (in the case of issuances to Company officers and directors)
Section 4(2) of the Act. No advertising or general solicitation was employed in offering these securities. The offering and sale was made only to one accredited investor, and subsequent transfers were restricted in accordance with the requirements of the Act.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     The information included in Item 3.02 of this Current Report on Form 8-K with respect to stock issuances to Messrs. Ivy, Noble and Wilson is also incorporated by reference into this Item 5.02 of this Current Report on Form 8-K.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AVSTAR AVIATION GROUP, INC.


Date:  April 13, 2010                 /s/     Henry A. Schulle
                                      ------------------------------------------
                                              Henry A. Schulle,
                                              Vice President